Exhibit 10.44

AMENDMENT NO. 2 TO ACCOUNTS PURCHASE AND SALE AGREEMENT

This AMENDMENT NO. 2 TO ACCOUNTS PURCHASE AND SALE AGREEMENT (this Amendment”), dated as of April 9, 2007, is by and between Wise Alloys LLC, a Delaware limited liability company (“Seller”), and Wachovia Bank, National Association, a national banking association (“Purchaser”).

W I T N E S S E T H:

WHEREAS, Seller and Purchaser have entered into financing arrangements pursuant to which Seller has agreed to sell Accounts to Purchaser as set forth in the Accounts Purchase and Sale Agreement, dated as of March 31, 2006, as amended by Amendment No. 1 to Accounts Purchase and Sale Agreement, dated as of December 31, 2006, between Seller and Purchaser (as the same may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the “purchase Agreement”);

WHEREAS, Seller has requested that Purchaser agree to make certain amendments to the Purchase Agreement, and Purchaser is willing to agree to such request, subject to the terms and conditions contained herein; and

WHEREAS, The parties hereto desire to enter into this Amendment to evidence and effectuate such amendments, subject to the terms and conditions and to the extent set forth herein;

NOW, THEREFORE, in consideration of the premises and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1    DEFINITIONS

1.1 Amendment to Definition of Termination Date. The definition of “Termination Date” in Section 1.38 of the Purchase Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

“1.38 ‘Termination Date’ shall mean June 29, 2007 or the date that the Termination Date shall occur pursuant to Section 10 hereof.”

1.2 Interpretation. Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Purchase Agreement.

SECTION 2    AGREEMENT TO PURCHASE AND SELL

Section 2.1 of the Purchase Agreement is hereby amended by deleting the reference to “$10,000,000” and replacing it with “$20,000,000”.

SECTION 3    COMMISSIONS AND EXPENSES

In addition to all other fees, charges, commissions and expenses payable by Seller to Purchaser under the Purchase Agreement and the other Transaction Documents, in connection with the execution and delivery of this Amendment, Seller shall pay to Purchaser an amendment fee in the amount of $20,000, which fee is fully earned as of and shall be payable on the date hereof. Seller authorizes Purchaser to debit the closing fee from Seller’s account with Purchaser.

SECTION 4    CONDITIONS PRECEDENT

The provisions contained herein shall only be effective upon the satisfaction of each of the following conditions precedent in a manner satisfactory to Purchaser:

4.1 Purchaser shall have received this Amendment, duly authorized, executed and delivered by Seller; and

4.2 after giving effect to this Amendment, no Event of Termination shall exist or have occurred and be continuing.

SECTION 5    REPRESENTATIONS, WARRANTIES AND COVENANTS.

Seller hereby represents and warrants to Purchaser the following (which shall survive the execution and delivery of this Amendment):

5.1 this Amendment has been duly authorized, executed and delivered by all necessary action on the part of Seller and, if necessary, its members, and is in full force and effect as of the date hereof, and the agreements and obligations of Seller contained herein constitute the legal, valid and binding obligations of Seller, enforceable against Seller in accordance with their terms, except as enforceability is limited by bankruptcy, insolvency, moratorium or other similar laws affecting creditors’ rights generally and by general equitable principles;

5.2 the execution, delivery and performance of this Amendment (a) are all within Seller’s limited liability company powers, and (b) are not in contravention of law or the terms of Seller’s certificate of formation, operating agreement or other organizational documentation;

5.3 neither the execution and delivery of this Amendment, nor the consummation of the transactions contemplated hereby, nor compliance with the provisions hereof (i) has violated or shall violate any applicable laws or regulations or any order or decree of any court or Governmental Authority in any respect; and (ii) does or shall conflict with or result in the breach of, or constitute a default in any respect under any material mortgage, deed of trust, security agreement, agreement or instrument to which Seller is a party or may be bound (including without limitation the Indenture);

5.4 no action of, or filing with, or consent of any Governmental Authority, and no approval or consent of any other third party (including without limitation the Trustee) that has not been obtained, is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of this Amendment;

5.5 all of the representations and warranties set forth in the Purchase Agreement and the other Transaction Documents, as amended hereby, are true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct in all material respects as of such date; and

5.6 after giving effect to the this Amendment, no Event of Termination exists or has occurred and is continuing.

SECTION 6    MISCELLANEOUS

6.1 Governing Law. The validity, interpretation and enforcement of this Amendment and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

6.2 Partial Invalidity. If any provision of this Amendment is held to be invalid or unenforceable, such invalidity or unenforceability shall not invalidate this Amendment as a whole, but this Amendment shall be construed as though it did not contain the particular provision held to be invalid or unenforceable and the rights and obligations of the parties shall be construed and enforced only to such extent as shall be permitted by applicable law.

6.3 Entire Agreement. This Amendment represents the entire agreement and understanding concerning fit matter hereof and thereof between the parties hereto, and supersede all other priorities, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written.

6.4 Effect of this Agreement. Except as expressly amended or waived pursuant hereto, no other changes, waivers or modifications to the Transaction Documents are intended or implied, and in all other respects the Transaction Documents are hereby specifically ratified. restated and confirmed by all parties hereto as of the date hereof. To the extent that any provision of the Purchase Agreement or any of the other Transaction Documents are inconsistent with the provisions of this Amendment, the provisions of this Amendment shall control.

6.5 Further Assurances. Seller shall execute and deliver such additional documents and take such additional action as may be requested by Purchaser to effectuate the provisions and purposes hereof.

6.6 Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

6.7 Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall have the same force and effect as the delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Amendment.

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IN WITNESS WHEREOF, Purchaser and Seller have caused this Amendment to be duly executed as of the day and year first above written.

PURCHASER	SELLER

WACHOVIA BANK NATIONAL ASSOCIATION	WISE ALLOYS LLC, individually and as Servicer

By:	By:	/s/ Kenneth Stastny

Title:	Title:	Assistant Secretary

ACKNOWLEDGED AND AGREED:

WACHOVIA BANK, NATIONAL ASSOCIATION as Working Capital Collateral Agent

By:

Title: